Exhibit 10.23

'=fl:1f 01t% - :1f): NANYANG BIOLOGICS PTE. LTD., (UEN: 202116184H), tt Jfil “ fu “ i : 10 Anson Road #25 - 06 International Plaza Singapore 079903 ( rfjjH "0EJ") Z:1r 1 01i:% - m :1r): 9ZinformationTechnologyLimited, 1i:Jfil%n: 1816439 1i:Jfil “ fu “ 1r: Coastal Building , Wickham's Cay II , P.O. Box 2221, Road Town , Tortola , British Virgin Islands ( " 9Z " ) 1 Z:1f 2 01i:% - m :1f): CHEN TED KWAN, (NRIC S8436020A) (" *,t::E.")o 1. z 1r 1tdt † 2 024 if 3 J=J 1 a ,@ , n " 1r 111 tfE1l † : iifJ 15 * m “ m 93 - , 93 - f7'J ?G'E1,;J% 1E l 7G - =f: 2000 75 5t 1 1 1ln † 15Fs<J .liifJA tiF, 0EJ m _ J .E1. ti;Jt 1t 1t , & *1£ :1:** iIE JJJ JiJT - 1. mtfl c 'El, Mtnx 03f ,D(ff " IPO" † JGimrl 15 t † s<J Y5<:!J!tJ0 EJ c SPAC) )Jfupaj # _t m) $r_m 0 2. E!31rwt - 1.J£ 93 -- aJ· *3tNs xt1frn 1) r,m 600 75 5t : BJG 2) 1£E!31r 111ff5E IP O BJG1 5 SPA C paj # , iVJ i5U † , rt=iJ Z,jj, , ,D(ff1fr11l 600 75 5t s<J Ej3 jj 0 El !£ 15L A i:p Z 7f 1 $ tJH A i:p 7 5¾1fr 1 11.JiJT xt $ s<J x H}, Z 1r 2 $ q Jt i: p 2 5 ¾1f r 111.JiJT x t $ s< J x fo", fr J j £ ! £ 15HJU n 93 - 15L 3. 1r .ffl93 - xt - 0EJ Mxt$s<J$ $nl)E!31r - 1.m frJ - t u , riPr - tt 0 3f - 1. m s<J,D (ff1fr*; BJ G 2) :1 t 1m 1r R 1 R I s<J * C 7G*r 0 EJ - - M fflffixtfZ s<J$ ) 4. 1r 5E: Z1rlMMffl93 - ffi1£E!31r. - 1.mC ) 7G 5E1A ; Z,jj 2 ,r,FfM 93 - x15H :2Js:m:f:mimfatHJI \ JJ1LliiB i.lli5EJA 0

1. 1 Jim; iffl 2 t n J i ' JH IJH' IT T :lJ 1 J t $ - JE : 1ill z * 1JHfr1i ti fl - :n : mt 0 ' † ] JG m; i J \ lf iL ti 1 m iSl o 1.2.1 6 * f A: , i1J Mt u1t N'5f Hi1r - Mt 41=J1 † , J&: f1Jt 14: † _ JR N'8i 1tJ imf d 5<.& mtm1=JN16f * %: 5 1 #' † - m1JL1tJN'8i , % 1}0 & {, 111' : tiH ? 5¥l iJ X N '8 i C PIPE ) & J † i ; '8 i - † - 11 = m ijL ff 1 † , ,, 1.3 Ji* * flJrn% : 11= 791t 'll' fix *1tJimtOi oo P , & s11=½' 0 ' † '.J i:b, i)fd fl fi9: * ,g - fl i,JF * o 1.4.m;;tJL fl %: tl 1 m;;tJL@xi:n, JHf t EJ0 m . MH/10' † '.J £ # .EJ mtmJE1L 1.5.1), i:b,£l}J0' † '.Jptr}JJ:. nf79I 1t † ;tj, † 151S::,G rft ?:3tO 5 1 Jtl:t † lll{ † - N'5f A: m mmi5l: 0 ' † '. J m * m # ,g - 0 ' † '.J # MJ ! fi % ffl m . xi0' † '.J rnkfil:n milimi5l, m * ; m# Jtl:li o 2 . 1 . z:i :n @ :fl 1 1 JK t † @ '8 i E J i A ff1 , I), 'E13'fJ!L iiJ , J!t fll ff %x%, 1iftl1i %m='=Z -- f' † - E¥17J † f;[ \ Ej * o ffi= % 2.1.*11J,i5<. %1A † 2024 $ 3 J=J 1 B ®· • 5t:Jl1A79n$, 1=1Pt<JJ i:l %1Ao 4.1.1tk I li :km "J t lt : 111PJ - :nZ¥1'E li :k m,f - J '6:t::,G:f 1t, Wz - Vi=: FliJJo[rij i5lfllfi %. :n m$3oB ili OO rrim . # m :n ' † - fl *H Jl1A : * 1Jl1A P'J * Y iE 8 \ 1, WJ - i>l El im ott z EHt lt o 4. 3 Jt lt J † fix 153 - 9 - t fl: i1J, i5l l t 5i:Jl B $ B 3 t p t V 3 8 \ 1 % fi9 : 153 - , 1F. J V 3 Z i t r J=iJT : *V3 % x15t, ixJl:n )j 00 ":lk5 , EE E¥1f 3c1 4 1z: @J# a:i l1c1 o

ffi i i 1 k Ii * x t fi r 3 JR {5t!J3 Ji lfl:nrE J rPJZ:/nx11 600 7Jjcs"Jmt%:xt1fl - , x:11:n:ctm j g 1) r xN; M 2) r z:,:n 600 7J JG:xtmITT0aJR9:fo' - c Jlfzl Rig& 1=13 :n _ m t 1W - t 1J ITT, e, JRg&tt.), jgz:,:nm * i5<. r $ %ITT - i6 - xtffro s .1. :n 1iffl if, 90 mt% x111r 1tr • J1X 0 i † '.rnx 11r, !l!u ?Jr xm1 ITT .If!. x x 11 m r jg 1 ) lfl:n t m iw - t u , l=lP r - $B 0 * m t ;! '&I ITT bt ff 11r ; M 2 ) 1ttx J : n ;J t rEJ rEJ IT T 11r C :f1lFf 0 aJ Ji J † $B;! '&J1ti11l:xt $ ITT.lf!.R9:R9:1fl - ) o 5.2 R9:15tbtff: Y3Ji,m El B mmtJ † , 1=131r@1:E - @ - fJJtJJ li pg i6mR % R9:15tITTbtff .1=j ff ; * - #ITTJRffi, 1=131r * i5<.ffi o 5.3 i.Di 1JI tiF C o _ m t )J)GJ}J): Z:, 1f l pfrt - f R % fl9:fo' - : 1=131r t mB ·:f i&.11.i.Di ')L Z:,jj 2 ?fr N R %Rx15t: i l ii E m:1: imff l ITTi.Di JJl; ) ;j \ \ !)1U, xJ1 f J 5 00 t s"J i j r o ffiJ \ 1k .>(* 6.1. 1Jmxt1:1: - @ - fF r:p o s"J tJrl;:, *03f1t ' " tt#g&if, i%1t , , 11' ffi* :X.%, * :xt1r OO[EJa, :f ffl rPJff Wffi - 1 r R ; * :X.%1:t* W . Jt J † t - f j J[ o 7.1 1=131r * j £ .1=j { ; iiE c 1 ) lfl 1r 1:& rtd : il. ft J[ r¥ j , Jl Ej ff* 11J, - i,sz. ITT - @ - rt tz. o c2) m xfo " EfJ 'ft1f BJliff pg mf 1R t¥Pf , 1f - @ - ttmt “ mit1f.Ej0 **¥1J \ l;E o 7 .2 Z,1f *3£.1=j{iiiE 2 Jl i6:i: $ffjg ;IJ, t)J tx z:,1J Y:1¥ j , 1 1:& rt 1& il.ft c 1) z:,1J 11J, i,5<_ 0 ft f C 2 ) z:, 1f Jl ttiHf¾ * i1J, i5<. r.91 r R % ITT = JJ .1=j '&I ffi , 11Ut= R %ff jg t - r - @ - iiE , & AAM , pg - ffl W o

s .1 - :n :GI &:2Js: m, i5l rm * J , £ %, :n 1i iiL x If † - , M , ffl , •m IU=I am ::k rt , tJI: a 7G 3 ff 79, ff ITT , @ : n ffiffl G M { t ff o 8.2 f,J 7J @R Bi im D :GI f'."J 7J M .1sm::k M:n 4 m:fpJnm , tl1ldf¾ if il:n OO R, WHljJ ; :GI f'."J 7J a7Gffl ;j;J L “ 1J1Ji$ 3 ffiffio ffi fL :vi 1f II t iJ 9.1 - :nr¥ff Wz , i"F m::ktt tJl:R7G 3ff J9)' r , ff 1 PJ - :n7G ffiffl r sJ t ff - ! , J * † ' t i tff - ! R 11 tut t m !H ff o im c1iwx!f † - :Git"J, m if 1 t 1=L WzfJ::, m::ktt , tJl:a 79 i ) ' r ) , 1 2 . u !f † - x f o \ , 0 f m t t 3 3 1 f i - 1. t 7 9 t J , i t :ns: \ :7 9 = , , x!J& x 9 .2 : n i m t i f 1 ff 7G 3ff ff B 90 B - o 10 . 1 G :n @Re - EJ3:n 001t!iff 1 PJ - aJ JJ o lriJ !f † - 1!k - Jl, · 1 [ ITTl iJ 1rr , - e1i :J%1Et 7G $ W ,79 $ m m!f † - ,fflff $tt0 I - o 10 . 2 7J@ im.t l 1 1 L J , Aff ! † I J , M !f † - m l l i JW J : n s: t :@ :El {'r p ; * EJ3:n• • O O R,Z_;7Jt f W M 7Gffl79Ej37JB $ m m If † - 0 :;;Js , :ivJ i,J ;t mz :nmt:2Js:{.X !f † - fJ::Jis:)J)GITT iE 1 1J, i,J , IfX 1 11 t foJT Q p:JG 00f'."J JE; m , i J 1 t , * r 1 t im* m m oo s: t * :n * J † Jl 0 11. 2 t Y.l iJ x !f † - H'il * :n 00 a, ff 1 PJ - :n 7G fij$t il: :2Js: ivJ, W rm tY.l iJ x If † - : EJ3 :n , ft :5t - Jr,, M ili % ttilITT, - aJtEBffim x!f † - J † *ffo 11 .3 f!1f ffl $W 13k: :2Js: W U , ,8fi,MffR$WM , ffl $A ffi#

ff IE!i: lZ ft1f o 5 [E l * 11J, i5< . i 3 I iE Q E * J{] i5<. , xJ :nm † f :% :tsz t WH a rni 1R : ivJ, ]f,} :::G JvG EJ{] , ff f PJ - :n :I:)] fF tx rP J ;ffi: m jfr r iJ ; r:J=i 'Ll ' $ - rnfrr w ; 0 11.4 Jt*151:. * - ffi , ,:n ffi, z :n ffi, AfF W h , # :n * z 8 iEQ:£. o 11. s :i!:it15 j H o x5z7JE8im o, PEJftj: :l:)JJSiZ lJ. - =!=Hffi% imi1 - 1¥ - )di:i!, ·rR:ti t:g - =f fll ftj::i!:it * J i,5( † f g[ttEA EJ{] “ ili “ Jl:: I fll tfil, :i!:it 8 Ll 4 8 1t:i!J † % - ,t I fl 8 nrfL

NANYANG BIOLOGICS PTE. LTD. 6 i 1s : Ong Toon Wah IlR :% - : tt Jm fAff £' El :I! : 2024 i:j:: 3 J=J 1 El 9Z Information Technology Limited Title: :I:$ El :it : 2024 i:j:: 3 J=J 1 El CHEN TED KWAN tt 1s : Chen Ted Kwan El :I! : 2024 i:j:: 3 J=J 1 El

:tf E. - =f 2 024 :q:: 3 Fl 1 E3 Wi tvJ - ·tSl.o NANYANG BIOLOGICS PTE. LTD. 6 tt : Ong Toon Wah l{R - : 1 † ' m' tJ. \ :l r ' † El AA: 2024 1¥ 3 f:I 1 F - 1 9Z Information Technology Limited *i : Title: jf;JJ E M l : 2024 1¥ 3 J 1 F - 1 CHEN TED KW AN *i1;: Chen Ted Kwan El M: 2024 1¥ 3 f:I 1 F - 1